                                                                   EXHIBIT 10.32

                               SECOND AMENDMENT TO
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and entered into as of March 10, 2005 among NEWPARK RESOURCES, INC., a Delaware corporation ("Newpark"), each of the other Borrowers signatory hereto (collectively with Newpark, "Borrower" or "Borrowers"); the other Loan Parties signatory hereto; JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)), for itself, as Lender, and as agent for Lenders (in such capacity, the "Agent"); and the other Lenders signatory hereto.

      WHEREAS, Borrowers, Loan Parties, Agent and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 25, 2004, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 26, 2004 (as amended from time to time, the "Credit Agreement");

      WHEREAS, Newpark has formed each of Composite Mat Solutions L.L.C., a Louisiana limited liability company ("CMS"), Newpark Environmental Water Solutions LLC, a Delaware limited liability company ("NEWS"), and Newpark Water Technology Partners LLC, a Delaware limited liability company ("NWTP") (collectively, the "New Subsidiaries"), each of which are, directly or indirectly, wholly-owned subsidiaries of Newpark.

      WHEREAS, Borrowers, Loan Parties, Lenders and Agent desire to amend the Credit Agreement to allow and provide for the foregoing and certain matters, all as hereinafter set forth.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      SECTION 1.01 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

                                   ARTICLE II
                                   AMENDMENTS

      SECTION 2.01 Amendment of Preamble. Effective as of the date hereof, the preamble of the Credit Agreement is hereby amended and restated to read as follows:

      "This Amended and Restated Credit Agreement, dated as of February 25, 2004, is among Newpark Resources, Inc., a Delaware corporation, as the Company and as a Borrower, Batson Mill, L.P., a Texas limited partnership, Dura-base Nevada, Inc., a Nevada corporation, Excalibar Minerals Inc., a Texas corporation, Excalibar Minerals of LA., L.L.C., a Louisiana limited liability company, NES Permian Basin, L.P., a Texas limited partnership, Newpark Drilling Fluids, LLC, a Texas limited liability company, Newpark Environmental Services, L.L.C., a Louisiana limited liability company, Newpark Environmental Management Company, L.L.C., a Louisiana limited liability company, Newpark Environmental Services of Texas, L.P., a Texas limited partnership, Newpark Holdings, Inc., a Louisiana corporation, Newpark Texas, L.L.C., a Louisiana limited liability company, NID, L.P., a Texas limited partnership, OGS Laboratory, Inc., a Texas corporation, SOLOCO, L.L.C., a Louisiana limited liability company, SOLOCO Texas, L.P., a Texas limited partnership, Supreme Contractors, L.L.C., a Louisiana limited liability company, Composite Mat Solutions L.L.C., a Louisiana limited liability company, Newpark Environmental Water Solutions LLC, a Delaware limited liability company, and Newpark Water Technology Partners LLC, a Delaware limited liability company, each as a Borrower, the other Loan Parties, the Lenders, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)), as an LC Issuer and as the Agent."

      SECTION 2.02 AMENDMENT OF ARTICLE I. Effective as of the date hereof:

            (a) Article I of the Agreement is hereby amended by amending and restating the definition of "Borrower or Borrowers" in its entirety to read as follows:

            "`Borrower' or `Borrowers' means, individually or collectively, jointly and severally, the Company, Batson Mill, L.P., a Texas limited partnership, Dura-base Nevada, Inc., a Nevada corporation, Excalibar Minerals Inc., a Texas corporation, Excalibar Minerals of LA., L.L.C., a Louisiana limited liability company, NES Permian Basin, L.P., a Texas limited partnership, Newpark Drilling Fluids, LLC, a Texas limited liability company, Newpark Environmental Services, L.L.C., a Louisiana limited liability company, Newpark Environmental Management Company, L.L.C., a Louisiana limited liability company, Newpark Environmental Services of Texas, L.P., a Texas limited partnership, Newpark Holdings, Inc., a Louisiana corporation, Newpark Texas,

SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

      L.L.C., a Louisiana limited liability company, NID, L.P., a Texas limited partnership, OGS Laboratory, Inc., a Texas corporation, SOLOCO, L.L.C., a Louisiana limited liability company, SOLOCO Texas, L.P., a Texas limited partnership, Supreme Contractors, L.L.C., a Louisiana limited liability company, Composite Mat Solutions L.L.C., a Louisiana limited liability company, Newpark Environmental Water Solutions LLC, a Delaware limited liability company, and Newpark Water Technology Partners LLC, a Delaware limited liability company."

            (b) Article I of the Agreement is hereby amended by amending and restating the definition of "Consolidated EBITDA" in its entirety to read as follows:

            "`Consolidated EBITDA' means Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income, (a) Consolidated Interest Expense, (b) expense for taxes paid or accrued, net of tax refunds, (c) depreciation, (d) amortization, and (e) non-recurring non-cash charges, minus, to the extent included in Consolidated Net Income, extraordinary gains (as determined in accordance with GAAP) realized other than in the ordinary course of business, all calculated for the Company and its Subsidiaries on a consolidated basis."

            (c) Article I of the Agreement is hereby amended by amending and restating clause (g) of the definition of "Eligible Inventory" in its entirety to read as follows:

            "(g) which is not located in the U.S. or is in transit with a common carrier from vendors and suppliers, provided that, up to $10,000,000 of Inventory in transit that otherwise constitutes Eligible Inventory may be included as eligible pursuant to this clause (g) so long as (i) the Agent shall have received (1) a true and correct copy of the non-negotiable bill of lading and other shipping documents for such Inventory, (2) casualty insurance naming the Agent as loss payee and otherwise covering such risks as the Agent may reasonably request, (3) a duly executed Collateral Access Agreement from the applicable customs broker for such Inventory, and (4) such other documentation as the Agent may request in its Permitted Discretion, and (ii) the common carrier is not an Affiliate of the applicable vendor or supplier;"

      SECTION 2.03 AMENDMENT OF SECTION 2.1.2.(a)(i). Effective as of the date hereof, Section 2.1.2.(a)(i) of the Credit Agreement is hereby amended by deleting the amount "$20,000,000" contained therein and substituting "$28,000,000" in lieu thereof.

      SECTION 2.04 AMENDMENT TO SCHEDULE 5.9. Effective as of the date hereof,
Schedule 5.9 of the Credit Agreement is amended by adding the information contained in Exhibit A attached hereto.

SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

      SECTION 2.05 AMENDMENT TO SCHEDULE 5.26. Effective as of the date hereof,
Schedule 5.26 of the Credit Agreement is amended by adding the information contained in Exhibit B attached hereto.

      SECTION 2.06 AMENDMENT TO SECTION 6.28(a). Effective as of the date hereof, Section 6.28(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            "(a) during the Fiscal Year 2004, $25,000,000, and"

      SECTION 2.07 AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS. Effective as of the date hereof, with respect to the Credit Agreement and the other Loan Documents, all references in each such agreement to (a) "Borrower", "Loan Party" and "Guarantor" shall deemed to include CMS, NEWS and NWTP, respectively and (b) "Bank One, N.A." or "Bank One" shall be deleted and replaced with "JPMorgan Chase Bank, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago))" or "JPMorgan Chase," respectively in lieu thereof.

                                   ARTICLE III
                              CONDITIONS PRECEDENT

      SECTION 3.01 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by Agent and Lenders:

            (a) Agent shall have received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, duly authorized, executed and delivered by the parties thereto, and in form and substance satisfactory to Agent and Lenders:

                  (i) this Amendment;

                  (ii) the Second Amendment to Pledge and Security Agreement;

                  (iii) the Joinder Agreement;

                  (iv) the amended and restated Notes;

                  (v) (A) an opinion of the legal counsel of each Borrower and each Loan Party with respect to this Amendment, the amended and restated Notes and other such matters as Agent may require; and (B) such other documents and instruments as Agent may require to evidence the addition of the New Subsidiaries as Borrowers under the Credit Agreement;

                  (vi) an incumbency certificate dated as of the date hereof from each of the New Subsidiaries executed by its respective Secretary or

SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

            Assistant Secretary, which shall identify by name and title and bear the signature of the Authorized Officers and any other officers of each of the New Subsidiaries, authorized to sign the Loan Documents to which such New Subsidiary is a party;

                  (vii) UCC search results, evidencing the appropriate filing and recordation of (A) the financing statement naming Agent, for the benefit of Lenders, as Secured Party and CMS as debtor, (B) the financing statement naming Agent, for the benefit of Lenders, as Secured Party and NEWS as debtor; and (C) the financing statement naming Agent, for the benefit of Lenders, as Secured Party and NTWP as debtor; and disclosing no liens or encumbrances filed against the Collateral other than those in accordance with the Credit Agreement or Permitted Liens; and

                  (viii) such additional documents, instruments and information as Agent or Lenders or their legal counsel may request.

            (b) The representations and warranties contained herein, in the Credit Agreement, as amended hereby, and/or in the other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof, except for such representations and warranties as by their terms expressly speak as of an earlier date; and

            (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, Lenders and their legal counsel.

                                   ARTICLE IV
                                    NO WAIVER

      SECTION 4.01 No Waiver. Nothing contained in this Amendment shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between any Borrower or any Loan Party and Agent and any Lender, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by any Borrower or any Loan Party of any provision thereof shall not waive, affect or diminish any rights of Agent or Lenders to thereafter demand strict compliance therewith. Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between any Borrower or any Loan Party and Agent or any Lender.

                                    ARTICLE V
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

      SECTION 5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this

SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Additionally, each Borrower and each Loan Party each hereby ratifies and confirms their agreements under the Credit Agreement and the other Loan Documents as a Borrower and as a Loan Party, respectively, as of the Closing Date. Each Borrower and Loan Party hereby agrees that all Liens and security interests securing payment of the Obligations are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations, as the same may have been modified by the this Amendment and the documents executed in connection herewith.

      SECTION 5.02 RATIFICATION OF GUARANTY. Each Guarantor hereby ratifies and confirms its guaranty to Agent and Lenders (the "Guaranty"). Each Guarantor hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each Guarantor agrees that nothing contained in this Amendment shall adversely affect any right or remedy of Agent or Lenders under the Guaranty. Each Guarantor agrees that all references in such Guaranty to the "Guaranteed Obligations" shall include, without limitation, all of the obligations of Borrowers to Agent and Lenders under the Credit Agreement, as amended hereby. Finally, each Guarantor hereby represents and acknowledges that the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under the Guaranty and shall not constitute a waiver by Agent or Lenders of any of their rights against such Guarantor.

      SECTION 5.03 REPRESENTATIONS AND WARRANTIES. Each Borrower and each Loan Party hereby represents and warrants to Agent and Lenders that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and such Loan Party and will not violate the certificate/articles of incorporation or other analogous formation document of such Borrower or such Loan Party or the bylaws or other analogous charter or organizational documents of such Borrower or such Loan Party, (ii) except as disclosed to Agent and Lenders in writing prior to the date hereof, the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof except to the extent such representations and warranties relate solely to an earlier date, (iii) except as disclosed to Agent and Lenders in writing prior to the date hereof, such Borrower or such Loan Party is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and (iv) such Borrower or such Loan Party has not amended its certificate/articles of incorporation or other analogous formation document or bylaws or other analogous charter or organizational documents since February 25, 2004.

SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

                                   ARTICLE VI
                                  MISCELLANEOUS

      SECTION 6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely upon them.

      SECTION 6.02 REFERENCE TO CREDIT AGREEMENT; OBLIGATIONS. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby. Each Borrower acknowledges and agrees that its obligations under this Amendment and the Credit Agreement, as amended hereby, constitute "Obligations" as defined in the Credit Agreement and as used in the Loan Documents.

      SECTION 6.03 EXPENSES. As provided in the Credit Agreement, each Borrower agrees to pay on demand all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document.

      SECTION 6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid unenforceable provision.

      SECTION 6.05 APPLICABLE LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF

SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

      SECTION 6.06 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders, Borrowers, the other Loan Parties signatory hereto and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of each Lender.

      SECTION 6.07 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      SECTION 6.08 EFFECT OF WAIVER. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

      SECTION 6.09 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      SECTION 6.10 RELEASE. EACH OF BORROWER AND THE OTHER LOAN PARTIES SIGNATORY HERETO HEREBY ACKNOWLEDGE THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS. EACH OF BORROWER AND THE OTHER LOAN PARTIES SIGNATORY HERETO HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT AND EACH LENDER, THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER OR THE OTHER LOAN PARTIES SIGNATORY HERETO MAY NOW HAVE AGAINST AGENT AND ANY LENDER, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF

SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

      SECTION 6.11 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

                  [Remainder of Page Intentionally Left Blank]

SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

      IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

                             BORROWERS:

                             NEWPARK RESOURCES, INC.,
                             DURA-BASE NEVADA, INC.,
                             EXCALIBAR MINERALS INC.,
                             EXCALIBUR MINERALS OF LA., L.L.C.,
                             NEWPARK DRILLING FLUIDS, LLC,
                             NEWPARK ENVIRONMENTAL SERVICES, L.L.C.,
                             NEWPARK ENVIRONMENTAL
                             MANAGEMENT COMPANY, L.L.C.,
                             NEWPARK HOLDINGS, INC.,
                             NEWPARK TEXAS, L.L.C.,
                             OGS LABORATORY, INC.,
                             SOLOCO, L.L.C.,
                             SUPREME CONTRACTORS, L.L.C.,
                             COMPOSITE MAT SOLUTIONS L.L.C.,
                             NEWPARK ENVIRONMENTAL WATER
                             SOLUTIONS LLC, AND
                             NEWPARK WATER TECHNOLOGY
                             PARTNERS LLC

                             By: /s/ John R. Dardenne
                                 -----------------------
                                 John R. Dardenne
                                 Treasurer

                             BATSON MILL, L.P.,
                             NES PERMIAN BASIN, L.P.,
                             NEWPARK ENVIRONMENTAL SERVICES OF TEXAS, L.P., NID, L.P., and
                             SOLOCO TEXAS, L.P.

                             By: Newpark Holdings, Inc., the general partner of such entity

                             By: /s/ John R. Dardenne
                                 -----------------------------
                                 John R. Dardenne
                                 Treasurer

SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

                             LOAN PARTIES:

                             CHESSHER CONSTRUCTION, INC.,
                             MALLARD & MALLARD OF LA., INC., AND
                             SHAMROCK DRILLING FLUIDS, INC.

                             By: /s/ John R. Dardenne
                                 ----------------------------
                                 John R. Dardenne
                                 Treasurer

                             DARCOM INTERNATIONAL, L.P.,
                             NEWPARK ENVIRONMENTAL SERVICES
                             MISSISSIPPI, L.P., AND
                             NEWPARK SHIPHOLDING TEXAS, L.P.

                             By: Newpark Holdings, Inc., the general partner of each

                             By: /s/ John R. Dardenne
                                 ---------------------------
                                 John R. Dardenne
                                 Treasurer

SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

                             LENDERS:

                             JPMORGAN CHASE BANK, N.A.
                             (successor by merger to Bank One, N.A. (Main
                             Office Chicago))
                             Individually, as Agent and LC Issuer

                             By: /s/ J. Devin Mock
                                 ------------------
                             Name: J. Devin Mock
                             Title: Vice President

SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

                             FLEET CAPITAL CORPORATION,
                             as Lender

                             By: /s/ Douglas Strange
                                 ----------------------------------------
                             Name:_______________________________________
                             Title: Vice President

SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

                             HIBERNIA NATIONAL BANK,
                             as Lender

                             By: /s/ Cheryl Denenea
                                 --------------------
                             Name: Cheryl Denenea
                             Title: Vice President

SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

                             WHITNEY NATIONAL BANK,
                             as Lender

                             By: /s/ Josh Jones
                                 -------------------
                             Name: Josh Jones
                             Title: Assistant Vice President

SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

                                    EXHIBIT A
                                       TO
            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                           [Amendment to Schedule 5.9]

SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

                                    EXHIBIT B
                                       TO
            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                          [Amendment to Schedule 5.26]

SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT